Lease Commitments - Summary of Lessee, Operating Lease, Liability, Maturity (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2022		$ 403
2023		409
2024		426
2025		434
2026 and thereafter		4,424
Total Undiscounted Cash Flows		6,096
Discount on Cash Flows		(1,416)
Operating Lease, Liability	$ 4,513	$ 4,680	$ 370